Exhibit 10.2
CA, Inc. Change in Control Severance Policy
(Amended and Restated Effective September 10, 2008)
(Schedules as of August 17, 2011)
Schedule A
(2.99 Multiple)
Chief Executive Officer (William E. McCracken)
Executive Vice President and Chief Financial Officer (Richard Beckert)*
Executive Vice President and Group Executive, Customer Solutions Group
(David C. Dobson)
Executive Vice President and Group Executive, Worldwide Sales and Operations
(George J. Fischer)
Executive Vice President, Technology and Development
(Peter Griffiths)*
[Employees may be added or eliminated from time to time]
Schedule B
(2.00 Multiple)
Executive Vice President, Risk, and Chief Administrative Officer (Phillip J.
Harrington)
Executive Vice President and General Counsel (Amy Fliegelman Olli)
Executive Vice President, Global Business Operations and Business
Transformation (Adam Elster)*
[Employees may be added or eliminated from time to time]
Schedule C
(1.00 Multiple)
Executive Vice President, Corporate Strategy (Jacob Lamm)
[Employees may be added or eliminated from time to time]

*	Denotes participants not eligible for the excise tax-gross-up pursuant to section 4(g) of the Policy.